UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

   --------------

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

   Date of report (Date of earliest event reported): June 7, 2016

Central Index Key Number of the issuing entity: 0001669990
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: Not Available
Starwood Mortgage Funding III LLC

Central Index Key Number of the sponsor: 0001089877
KeyBank National Association
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-02	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:    (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 5, 2016, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2016-C29 (the “Certificates”), was issued by Morgan Stanley Bank of America Merrill Lynch Trust 2016-C29, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2016 (the “Pooling and Servicing Agreement”), between Morgan Stanley Capital I Inc., as depositor, Wells Fargo, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, certificate registrar, authenticating agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. Capitalized terms used but not defined herein have the meanings ascribed thereto in the Pooling and Servicing Agreement.

The mortgage loan secured by the mortgaged property identified as “Grove City Premium Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “Grove City Premium Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Grove City Premium Outlets Whole Loan”) that includes the Grove City Premium Outlets Mortgage Loan and four pari passu promissory notes, none of which is an asset of the Issuing Entity (collectively, the “Grove City Premium Outlets Non-Serviced Pari Passu Companion Loans”). The Pooling and Servicing Agreement provides that the Grove City Premium Outlets Whole Loan is to be serviced and administered (i) until the securitization of the controlling Grove City Premium Outlets Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement for the MSCI 2015-UBS8 securitization transaction, and (ii) from and after the securitization of the controlling Grove City Premium Outlets Non-Serviced Pari Passu Companion Loan, under the pooling and servicing agreement entered into in connection with that securitization.

The controlling Grove City Premium Outlets Non-Serviced Pari Passu Companion Loan was securitized on June 7, 2016 in connection with the issuance of a series of mortgage pass-through certificates entitled Bank of America Merrill Lynch Commercial Mortgage Trust 2016-UBS10 Commercial Mortgage Pass-Through Certificates, Series 2016-UBS10. Consequently, the Grove City Premium Outlets Whole Loan, including the Grove City Premium Outlets Mortgage Loan, is being serviced and administered under the pooling and servicing agreement entered into in connection with such securitization, dated as of June 1, 2016 (the “BACM 2016-UBS10 PSA”), between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee. Wells Fargo Bank, National Association has engaged Midland Loan Services, a Division of PNC Bank, National Association as a sub-servicer in respect of the Grove City Premium Outlets Whole Loan. The BACM 2016-UBS10 PSA is attached hereto as Exhibit 4.5.

The servicing terms of the BACM 2016-UBS10 PSA (including, but not limited to, terms governing limitations on servicer liability and retention of loan collections), insofar as those terms apply to the Grove City Premium Outlets Whole Loan, are substantially similar to the servicing terms of the Pooling and Servicing Agreement applicable to Serviced Whole Loans; however, the servicing arrangements under such agreements differ in certain respects. For example:

•	The BACM 2016-UBS10 PSA reflects that the Grove City Premium Outlets Whole Loan must be serviced in accordance with the related Intercreditor Agreement.

•	The master servicer under the BACM 2016-UBS10 PSA will earn a primary servicing fee with respect to the Grove City Premium Outlets Mortgage Loan that is to be calculated at 0.0025% per annum.

•	The BACM 2016-UBS10 PSA differs from the Pooling and Servicing Agreement in certain respects relating to one or more of the following : timing, control or consultation triggers or thresholds, terminology, allocation of ministerial duties between multiple servicers or other service providers, certificateholder or investor voting or consent thresholds, master servicer and special servicer termination events, rating requirements for accounts and permitted investments, eligibility requirements applicable to servicers and other service providers, and the circumstances under which approvals, consents, consultation, notices or rating agency confirmations may be required.

•	The parties to the BACM 2016-UBS10 PSA (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the BACM 2016-UBS10 PSA to the same extent that parties to the Pooling and Servicing Agreement (and their related directors, officers and other agents) are entitled to reimbursement and/or indemnification for losses, liabilities, costs and expenses associated with the BACM 2016-UBS10 PSA. The Trust, as holder of the Grove City Premium Outlets Mortgage Loan, will be responsible for its pro rata share of any such amounts (including out of general collections on the MSBAM 2016-C29 mortgage pool, if necessary).

2

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

4.5	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By: /s/ Jane Lam
Name: Jane Lam
Title: Vice President

Date: June 13, 2016

4

EXHIBIT INDEX

Exhibit Number	Description
4.5	Pooling and Servicing Agreement, dated as of June 1, 2016, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Wells Fargo Bank, National Association, as custodian, certificate administrator, certificate registrar and authenticating agent, and Wilmington Trust, National Association, as trustee.

5